UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2019

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 400

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Notes Offering and Tender Offer

On August 15, 2019, Gaming and Leisure Properties, Inc., a Pennsylvania corporation, as guarantor (the “Company”), GLP Capital, L.P., a Pennsylvania limited partnership and the operating partnership of the Company (the “Operating Partnership”), and GLP Financing II, Inc., a Delaware corporation and wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”), entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, BofA Securities, Inc., Fifth Third Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $400.0 million aggregate principal amount of the Issuers’ 3.350% senior notes due 2024 (the “2024 Notes”) and $700.0 million aggregate principal amount of the Issuers’ 4.000% senior notes due 2030 (together with the 2024 Notes, the “Notes”). The Notes will be fully and unconditionally guaranteed on an unsecured basis by the Company. The offering is expected to close on or about August 29, 2019, subject to customary closing conditions, with net proceeds to the Issuers expected to be approximately $1,087.9 million after the deduction of the underwriting discounts and commissions and estimated expenses.

The Underwriting Agreement contains customary representations, warranties and covenants by the Issuers and the Company. It also provides for customary indemnification by each of the Issuers and the Company for losses or damages arising out of, or in connection with, the sale of the Notes.

The offering and sale of the Notes was made pursuant to a free writing prospectus, preliminary prospectus supplement and final prospectus supplement pursuant to the Issuers’ and the Company’s effective registration statement on Form S-3 (File Nos. 333-233213, 333-233213-01 and 333-233213-02), each of which has been filed with the Securities and Exchange Commission (the “SEC”).

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by reference to the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Issuers intend to use (i) approximately $340.0 million of the net proceeds to repay outstanding borrowings under the Operating Partnership’s revolving credit facility, excluding any accrued and unpaid interest thereon, (ii) approximately $236.0 million of the net proceeds to repay outstanding borrowings under the Operating Partnership’s Term Loan A-1 facility, excluding any accrued and unpaid interest thereon, and (iii) approximately $512.0 million of the net proceeds to finance a cash tender offer (the “Tender Offer”) to purchase up to $500.0 million aggregate principal amount of the Issuers’ outstanding 4.875% senior unsecured notes due November 1, 2020 (the “2020 Notes”). To the extent less than $500.0 million of the 2020 Notes are tendered in the Tender Offer and there are any remaining net proceeds, the Issuers will use such remaining net proceeds for general corporate purposes or to pay down additional borrowings under the Term Loan A-1 facility. Copies of the press releases, each dated August 15, 2019, announcing the launch and pricing of the Notes offering and the commencement of the Tender Offer are attached as Exhibits 99.1, 99.2 and 99.3 hereto, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company or the Issuers, including, without limitation, the Notes proposed to be offered and sold pursuant to the final prospectus supplement, free writing prospectus, preliminary prospectus supplement and registration statement described above. This Current Report on Form 8-K does not constitute an offer to purchase any of the outstanding 2020 Notes and any such offer will be effected solely through the offer to purchase related to the Tender Offer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 15, 2019, among the Issuers, the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., Fifth Third Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

5.1	Opinion of Ballard Spahr LLP

5.2	Opinion of Goodwin Procter LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)

99.1	Press release of Gaming and Leisure Properties, Inc., dated August 15, 2019, related to the launch of the Notes offering

99.2	Press release of Gaming and Leisure Properties, Inc., dated August 15, 2019, related to the pricing of the Notes offering

99.3	Press release of Gaming and Leisure Properties, Inc., dated August 15 2019, related to the commencement of the Tender Offer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding the Notes offering and the Issuers’ intended use of proceeds therefrom. Forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “estimates”, “intends”, “may,” “will”, “should” or “anticipates” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward-looking statements are inherently subject to risks, uncertainties and assumptions about the Company and its subsidiaries, including risks related to the following: the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing acquisitions or projects; the Company’s ability to maintain its status as a real estate investment trust (“REIT”); the ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to the Company; the impact of the Company’s substantial indebtedness on its future operations; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, and Current Reports on Form 8-K filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication may not occur. The Company undertakes no obligation to publicly update or revise any forward-looking statements contained or incorporated by reference herein, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2019	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Steven T. Snyder
	Name:	Steven T. Snyder
	Title:	Chief Financial Officer